Exhibit 31.1
Certification of CEO Pursuant to Securities Exchange Act
Rule 13a-14(a) / 15d-14(a) as Adopted Pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002

I, William G. Smith, Jr.,

certify that:

1. I

have reviewed this quarterly report on Form 10-Q of Capital City Bank Group,

Inc.;

2. Based

on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact
necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading
with respect to the period covered by this report;

3. Based

on my knowledge, the financial statements, and other financial information included in this report, fairly present in all
material respects the financial condition, results of operations and cash flows of the registrant as of, and for,

the periods
presented in this report;

4. The

registrant’s other certifying officer

and I are responsible for establishing and maintaining disclosure controls

and
procedures (as defined in Exchange Act Rules 13a-15(e) and 15d

-15(e)) and internal control over financial reporting (as
defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for

the registrant and have:

(a) Designed such disclosure controls and procedures, or

caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated
subsidiaries, is made known to us by others within those entities,

particularly during the period in which this report
is being prepared;

(b) Designed

such internal control over financial reporting, or caused such internal control over financial reporting to be
designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and
the preparation of financial statements for external purposes in accordance with generally accepted accounting
principles;

(c) Evaluated the effectiveness of the registrant’s

disclosure controls and procedures and presented in this report our
conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered

by
this report based on such evaluation; and

(d) Disclosed

in this report any change in the registrant’s

internal control over financial reporting that occurred during the registrant’s most recent fiscal

quarter that has materially affected, or is reasonably likely to materially affect, the
registrant’s internal control over

financial reporting; and

5. The

registrant’s other certifying officer

and I have disclosed, based on our most recent evaluation of internal control over
financial reporting, to the registrant’s auditors

and the audit committee of the registrant’s

board of directors (or persons
performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial
reporting which are reasonably likely to adversely affect

the registrant’s ability to record,

process, summarize and
report financial information; and

(b) Any

fraud, whether or not material, that involves management or

other employees who have a significant role in the
registrant’s internal control over

financial reporting.

/s/ William G. Smith, Jr.
William G. Smith, Jr.
Chairman, President and

Chief Executive Officer

Date: November 3, 2020